WESTERN ASSET FUNDS, INC.

ARTICLES OF AMENDMENT

Western Asset Funds, Inc., a Maryland Corporation, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Enhanced Equity Portfolio, Institutional Class Shares” is hereby changed to “Western Asset Enhanced Equity Portfolio, Class I Shares”.

THIRD: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Enhanced Equity Portfolio, Financial Intermediary Class Shares” is hereby changed to “Western Asset Enhanced Equity Portfolio, Class FI Shares”.

FOURTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Enhanced Equity Portfolio, Institutional Select Class Shares” is hereby changed to “Western Asset Enhanced Equity Portfolio, Class IS Shares”.

FIFTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Money Market Portfolio, Institutional Class Shares” is hereby changed to “Western Asset Money Market Portfolio, Class I Shares”.

SIXTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Money Market Portfolio, Financial Intermediary Class Shares” is hereby changed to “Western Asset Money Market Portfolio, Class FI Shares”.

SEVENTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Money Market Portfolio, Institutional Select Class Shares” is hereby changed to “Western Asset Money Market Portfolio, Class IS Shares”.

EIGHTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset U.S. Government Money Market Portfolio, Institutional Class Shares” is hereby changed to “Western Asset U.S. Government Money Market Portfolio, Class I Shares”.

NINTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset U.S. Government Money Market Portfolio, Financial Intermediary Class Shares” is hereby changed to “Western Asset U.S. Government Money Market Portfolio, Class FI Shares”.

TENTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset U.S. Government Money Market Portfolio, Institutional Select Class Shares” is hereby changed to “Western Asset U.S. Government Money Market Portfolio, Class IS Shares”.

ELEVENTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Global Strategic Income Portfolio, Institutional Class Shares” is hereby changed to “Western Asset Global Strategic Income Portfolio, Class I Shares”.

TWELVTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Global Strategic Income Portfolio, Financial Intermediary Class Shares” is hereby changed to “Western Asset Global Strategic Income Portfolio, Class FI Shares”.

THIRTEENTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Global Strategic Income Portfolio, Institutional Select Class Shares” is hereby changed to “Western Asset Global Strategic Income Portfolio, Class IS Shares”.

FOURTEENTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Intermediate Bond Portfolio, Institutional Class Shares” is hereby changed to “Western Asset Intermediate Bond Portfolio, Class I Shares”.

FIFTEENTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Intermediate Bond Portfolio, Financial Intermediary Class Shares” is hereby changed to “Western Asset Intermediate Bond Portfolio, Class FI Shares”.

SIXTEENTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Intermediate Bond Portfolio, Institutional Select Class Shares” is hereby changed to “Western Asset Intermediate Bond Portfolio, Class IS Shares”.

SEVENTEENTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Intermediate Plus Bond Portfolio, Institutional Class Shares” is hereby changed to “Western Asset Intermediate Plus Bond Portfolio, Class I Shares”.

EIGHTEENTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Intermediate Plus Bond Portfolio, Financial Intermediary Class Shares” is hereby changed to “Western Asset Intermediate Plus Bond Portfolio, Class FI Shares”.

NINTEENTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Intermediate Plus Bond Portfolio, Institutional Select Class Shares” is hereby changed to “Western Asset Intermediate Plus Bond Portfolio, Class IS Shares”.

TWENTIETH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Absolute Return Portfolio, Institutional Class Shares” is hereby changed to “Western Asset Absolute Return Portfolio, Class I Shares”.

TWENTY-FIRST: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Absolute Return Portfolio, Financial Intermediary Class Shares” is hereby changed to “Western Asset Absolute Return Portfolio, Class FI Shares”.

TWENTY-SECOND: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Absolute Return Portfolio, Institutional Select Class Shares” is hereby changed to “Western Asset Absolute Return Portfolio, Class IS Shares”.

TWENTY-THIRD: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Core Bond Portfolio, Institutional Class Shares” is hereby changed to “Western Asset Core Bond Portfolio, Class I Shares”.

TWENTY-FOURTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Core Bond Portfolio, Financial Intermediary Class Shares” is hereby changed to “Western Asset Core Bond Portfolio, Class FI Shares”.

TWENTY-FIFTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Core Bond Portfolio, Institutional Select Class Shares” is hereby changed to “Western Asset Core Bond Portfolio, Class IS Shares”.

TWENTY-SIXTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Core Plus Bond Portfolio, Institutional Class Shares” is hereby changed to “Western Asset Core Plus Bond Portfolio, Class I Shares”.

TWENTY-SEVENTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Core Plus Bond Portfolio, Financial Intermediary Class Shares” is hereby changed to “Western Asset Core Plus Bond Portfolio, Class FI Shares”.

TWENTY-EIGHTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares” is hereby changed to “Western Asset Core Plus Bond Portfolio, Class IS Shares”.

TWENTY-NINTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset High Yield Portfolio, Institutional Class Shares” is hereby changed to “Western Asset High Yield Portfolio, Class I Shares”.

THIRTIETH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset High Yield Portfolio, Financial Intermediary Class Shares” is hereby changed to “Western Asset High Yield Portfolio, Class FI Shares”.

THIRTY-FIRST: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset High Yield Portfolio, Institutional Select Class Shares” is hereby changed to “Western Asset High Yield Portfolio, Class IS Shares”.

THIRTY-SECOND: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Inflation Indexed Plus Bond Portfolio, Institutional Class Shares” is hereby changed to “Western Asset Inflation Indexed Plus Bond Portfolio, Class I Shares”.

THIRTY-THIRD: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Inflation Indexed Plus Bond Portfolio, Financial Intermediary Class Shares” is hereby changed to “Western Asset Inflation Indexed Plus Bond Portfolio, Class FI Shares”.

THIRTY-FOURTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Inflation Indexed Plus Bond Portfolio, Institutional Select Class Shares” is hereby changed to “Western Asset Inflation Indexed Plus Bond Portfolio, Class IS Shares”.

THIRTY-FIFTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Limited Duration Bond Portfolio, Institutional Class Shares” is hereby changed to “Western Asset Limited Duration Bond Portfolio, Class I Shares”.

THIRTY-SIXTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Limited Duration Bond Portfolio, Financial Intermediary Class Shares” is hereby changed to “Western Asset Limited Duration Bond Portfolio, Class FI Shares”.

THIRTY-SEVENTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Limited Duration Bond Portfolio, Institutional Select Class Shares” is hereby changed to “Western Asset Limited Duration Bond Portfolio, Class IS Shares”.

THIRTY-EIGHTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Non-U.S. Opportunity Bond Portfolio, Institutional Class Shares” is hereby changed to “Western Asset Non-U.S. Opportunity Bond Portfolio, Class I Shares”.

THIRTY-NINTH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Non-U.S. Opportunity Bond Portfolio, Financial Intermediary Class Shares” is hereby changed to “Western Asset Non-U.S. Opportunity Bond Portfolio, Class FI Shares”.

FORTIETH: The name of the share class of the series of the Corporation’s capital stock designated as “Western Asset Non-U.S. Opportunity Bond Portfolio, Institutional Select Class Shares” is hereby changed to “Western Asset Non-U.S. Opportunity Bond Portfolio, Class IS Shares”.

FORTY-FIRST: The amendment does not change the outstanding capital stock of the Corporation or the aggregate par value thereof.

FORTY-SECOND: The foregoing amendment to the charter of the Corporation has been approved by a majority of the entire Board of Directors and is limited to a change expressly authorized by § 2-605 of the Maryland General Corporation Law to be made without action by the stockholders.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its President and attested to by its Assistant Secretary as of April 19, 2010.

ATTEST:		WESTERN ASSET FUNDS, INC.

By:	/s/ Richard M. Wachterman	By:	/s/ R. Jay Gerken
	Richard M. Wachterman Assistant Secretary		R. Jay Gerken President

The undersigned President of the Corporation, who executed on behalf of the Corporation the foregoing Articles of Amendment of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and states under penalties of perjury that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.

/s/ R. Jay Gerken
R. Jay Gerken President

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